SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2005

UNITY BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	1-12431	22-3282551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 7.01. Regulation FD Disclosure

The Registrant issued a press release on May 26, 2005 the full text of which is incorporated by reference to this Item, announcing that:  (i) the shareholders of Unity Bancorp, Inc. had approved all proposals at its May 26,2005 Annual Meeting of Shareholders; (ii) the Board of Directors declared a 5 percent stock dividend payable on June 30, 2005 to all shareholders of record June 15, 2005; and the Board of Directors declared a $.05 per common share cash dividend payable on July 29, 2005 to all shareholders of record July 15, 2005.

Attached as Exhibit 99.2 is a copy of the presentation made by James A. Hughes at the Company’s Annual Meeting of Shareholders held on May 26, 2005, the full text of which is incorporated by reference in response to this item.

Item 9.01. Financial Statements and Exhibits

( C )  Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Registrant on May 26, 2005.
99.2	Annual Meeting of Shareholders Presentation held on May 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: May 26, 2005	By: /s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by the Registrant on May 26, 2005.
99.2	Annual Meeting of Shareholders Presentation held on May 26, 2005.